Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is effective as of May 31, 2006 and is entered into among THE HOUSTON EXPLORATION COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the financial institutions that is a signatory hereto (together with their respective successors or assigns, individually, a “Lender” and, collectively, the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Issuing Bank and as Administrative Agent for the Lenders (in such latter capacity, together with its successors in such capacity, the “Administrative Agent”); THE BANK OF NOVA SCOTIA and BANK OF AMERICA, as Co-Syndication Agents (in such capacity, together with their respective successors in such capacity, collectively the “Syndication Agents”); and BNP PARIBAS and COMERICA BANK, as Co-Documentation Agents (in such capacity, together with their respective successors in such capacity, collectively the “Documentation Agents”).
R E C I T A L S:
     A. The Company, the Lenders, the Administrative Agent, the Syndication Agents and Documentation Agents are parties to that certain $750,000,000 Amended and Restated Credit Agreement, dated as of November 30, 2005 (the “Credit Agreement”).
     B. The parties to the Credit Agreement intend to amend the Credit Agreement as herein provided.
     C. Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meaning herein unless the context otherwise requires.
     SECTION 2. Amendments to Credit Agreement.
     (a) Definitions. The term “Agreement”, defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:
     “Agreement” shall mean this Amended and Restated Credit Agreement, as amended by the First Amendment, and as the same may be further amended, supplemented, waived or otherwise modified from time to time in accordance herewith.
     (b) New Definition. Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definition in its appropriate alphabetical order:
     “First Amendment” shall mean that certain First Amendment to Amended and Restated Credit Agreement dated effective as of May 31, 2006 among the Company, the Lenders party thereto, the Administrative Agent, the Issuing Bank, the Syndication Agents and the Documentation Agents.
     (c) Clause (c) of Section 9.06 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(c) repurchase up to and including $50,00,000 of its capital stock prior to the Company’s sale of substantially all of its offshore Gulf of Mexico Oil and Gas Properties and up to and including $150,000,000 of its capital stock (plus any portion not utilized prior to such sale for a total of $200,000,000) after such sale of substantially all of its offshore Gulf of Mexico Oil

1

and Gas Properties, so long as no Event of Default exists and is continuing at the time of any such repurchase or would be occasioned by any such repurchase and so long as all such shares shall be promptly retired upon the repurchase thereof.
     SECTION 3. Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this First Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the Credit Agreement, as amended by this First Amendment, and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).
     SECTION 4. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.
     SECTION 5. Governing Law; Entire Agreement. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas; except that Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this First Amendment. The Credit Agreement as amended by this First Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 6. Severability of Provisions. Any provision in this First Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.
     SECTION 7. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.
     SECTION 8. Headings. Article and section headings in this First Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.
     SECTION 9. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN ON FOLLOWING PAGE]

2

     IN WITNESS WHEREOF, the Borrower, the Lenders, the Administrative Agent and the Issuing Bank have executed this First Amendment as of the date first above written.
     The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

COMPANY:

THE HOUSTON EXPLORATION COMPANY

By:	/s/ Robert T. Ray

Name:	Robert T. Ray
Title:	Senior Vice President and Chief Financial Officer

LENDERS AND AGENTS:

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually as a Lender, the Issuing Bank and as Administrative Agent

By:	/s/ Jay Buckman

Name:	Jay Buckman
Title:	Vice President
[Signature Page 3 to Credit Agreement]

THE BANK OF NOVA SCOTIA, Individually as a Lender and as Co-Syndication Agent

By: Name:	/s/ N. Bell Nadine Bell
Title:	Senior Manager

BANK OF AMERICA, Individually as a Lender and as Co-Syndication Agent

By:	/s/ Jeffrey H. Rathkamp

Name:	Jeffrey H. Rathkamp
Title:	Principal

BNP PARIBAS, Individually as a Lender and as Co-Documentation Agent

By:	/s/ Douglas R. Liftman

Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ Polly Scott

Name:	Polly Scott
Title:	Vice President

COMERICA BANK, Individually as a Lender and as Co-Documentation Agent

By:	/s/ Josh Strong

Name:	Josh Strong
Title:	Corporate Banking Officer

THE BANK OF NEW YORK

By:	/s/ Craig J. Anderson

Name:	Craig J. Anderson
Title:	Vice President

COMPASS BANK

By:	/s/ Patrick McWilliams

Name:	Patrick McWilliams
Title:	Vice President

THE ROYAL BANK OF SCOTLAND

By:	/s/ Douglas A. Whiddon

Name:	Douglas A. Whiddon
Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Alison Fuqua

Name:	Alison Fuqua
Title:	Investment Bank Officer
[Signature Page 4 to Credit Agreement]

By: Name:	/s/ Kimberly Coil Kimberly Coil
Title:	Vice President

NATEXIS BANQUES POPULAIRES

By:	/s/ Donovan C. Broussard

Name:	Donovan C. Broussard
Title:	Vice President & Group Manager

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Vice President & Group Manager

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice

Name:	Mark A. Serice
Title:	Vice President, Energy Lending

WELLS FARGO BANK, N.A.

By:	/s/ Andrew J. Watson

Name:	Andrew J. Watson
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley

Name: Title:	Darrell Holley Managing Director

SOCIETE GENERALE

By:	/s/ Elena Robciuc

Name: Title:	Elena Robciuc Vice President

HARRIS NESBITT FINANCING, INC.

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Vice President
[Signature Page 5 to Credit Agreement]

BANK OF SCOTLAND

By:	/s/ Karen Weich

Name:	Karen Weich
Title:	Assistant Vice President

KEY BANK, N.A.

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President
[Signature Page 6 to Credit Agreement]

Ratification and Affirmation of Guarantors
     Each of the undersigned Guarantors hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under its respective Guaranty Agreement dated as of November 30, 2005, in favor of the Administrative Agent, and (c) acknowledges, renews and extends its continued liability under said Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect notwithstanding the matters contained herein, in each case until the Liabilities (as defined in said Guaranty Agreement) are indefeasibly paid in full in cash, no Letter of Credit shall be outstanding and the aggregate Commitments are terminated.

GUARANTORS:

THEC, LLC

By:	The Houston Exploration Company, its sole member

By:	/s/ Robert T. Ray

Name:	Robert T. Ray
Title:	Senior Vice President and Chief Financial Officer

THEC, LP

By:	The Houston Exploration Company, its General Partner

By:	/s/ Robert T. Ray

Name:	Robert T. Ray
Title:	Senior Vice President and Chief Financial Officer
[Signature Page 7 to Credit Agreement]